EXHIBIT 10.1
                                AMENDMENT TO THE
                          CONSULTING SERVICES AGREEMENT

         This Amendment to the Consulting Services Agreement dated September 4, 1996 ("Amendment") is by and between, WESTMARK GROUP HOLDINGS, INC., a Colorado corporation ("Company") and HARRY COOLIDGE, an individual ("Consultant").

                                   WITNESSETH:

         WHEREAS, the parties hereto entered into that certain Consulting Agreement dated January 24, 1996; and

         WHEREAS, the parties wish to amend said Consulting Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:

         1. COMPENSATION. For a portion of the Services performed by Consultant for the Company, the Company will issue to Consultant 27,000 shares of common stock of the Company pursuant to a S-8 Registration Statement. Said S-8 shares shall be comprised of a payment in the amount of $18,000 for the second quarter of 1996, and $9,000 in back pay.

                                        WESTMARK GROUP HOLDINGS, INC.

                                        By______________________________________
                                        Name____________________________________
                                        Title___________________________________

                                        CONSULTANT

                                        ----------------------------------------
                                        Harry Coolidge

                                  SCHEDULE "A"

         "Services" include, but are not limited to, the following:

         1. Advising the Company upon potential leasing opportunities, secure mortgage credit, warehouse lines of credit, computer and other equipment leasing, office rentals and other related opportunities.

         2. Perform preliminary analysis on potential merger and acquisition candidates.

         3. Providing any other services as shall be mutually agreed upon by Consultant and Company.